                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 20, 2004

                                   ALTEON INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                        001-16043                      13-3304550
  (STATE OR OTHER JURISDICTION       (COMMISSION FILE NUMBER)            (IRS EMPLOYER
        OF INCORPORATION)                                             IDENTIFICATION NO.)

                                 6 CAMPUS DRIVE
                          PARSIPPANY, NEW JERSEY 07054
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 934-5000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 8.01  OTHER EVENTS.

On December 20, 2004, Alteon Inc. issued a press release including updates on its various clinical trial programs.

The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   ALTEON INC.
Dated: December 21, 2004

                                                   By: /s/ ELIZABETH A. O'DELL
                                                   ---------------------------
                                                   Elizabeth A. O'Dell
                                                   Vice President, Finance
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                                  EXHIBIT INDEX

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
Exhibit Number       Description
--------------       -----------
99.1                 Press Release dated December 20, 2004.